UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 15, 2015

EliteSoft Global Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55240	47-1208256
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

18582 NW Holly Street, Unit 202

Beaverton, OR 97006-7014

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(503) 830 2918

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01   Entry into a Material Definitive Agreement.

Technology Services Agreement with Ashita Communication Sdn Bhd.

On October 15, 2015, EliteSoft Global Inc. (the "Company"), entered into an agreement with Ashita Communication Sdn Bhd. to provide technical software, CRM integration, rebranding, development of web-based automated tracking system, system and web maintenance, and web-based training services. The agreement term is for two years and carries a contract value of $1,453,490. Services are to begin commencement on October 15, 2015 to October 14, 2017, subject to renewal with written consent from both parties.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit	Description
10.5	Ashita Communication Sdn Bhd. Services Agreement, dated October 15, 2015

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EliteSoft Global Inc.

By: /s/ Swee Seong "Eugene" Wong

Swee Seong "Eugene" Wong

Chief Executive Officer (Principal Executive Officer) and Chairman  of the Board of Directors

(Principal Executive Officer)

By:  /s/ Khoo Mae Ling
Khoo Mae Ling

Chief Financial Officer, Secretary and Director

(Principal Financial Officer)

Date: November 9, 2015

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